Exhibit 10.66

Reeves Park, Inc.

August 16, 2004

REDACTED – OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE

COMMISSION AND IS DENOTED HEREIN BY XXXXX.

August 16, 2004

Reeves Park, Inc.

5050 Lincoln Drive, Suite 470

Edina, MN 55436

Attention: Klaus Jung

Re: Charles & Colvard Created Moissanite Jewel Consignment Agreement

Dear Klaus:

This letter sets forth the terms of the agreement (“Agreement”) made effective as of August 15, 2004 (“Effective Date”) by and between Charles & Colvard, Ltd. (“Consignor”) a North Carolina corporation, and Reeves Park, Inc. (“Reeves Park”), a Minnesota corporation, pursuant to which Consignor will consign and deliver Charles & Colvard created moisssanite Jewels (the “Jewels”) to Reeves Park.

1. Consigned Merchandise. This Agreement pertains to any and all Jewels that Consignor consigns or delivers on consignment to or for the account of Reeves Park during the term of this Agreement. It is understood by the parties that Reeves Park shall incorporate all Jewels into fine jewelry items it shall consign to J.C. Penney Corporation, Inc. (“JCPenney”) for the purpose of introducing moissanite into approximately 450 JCPenney retail locations.

The assortment of the Jewels being consigned and delivered to Reeves Park by Consignor will, subject to availability, be initially as set forth on Exhibit A, and subsequently such Exhibit A may be amended by a revised Exhibit A signed by both parties. Any such amended Exhibit A shall be incorporated and made a part of this Agreement.

2. Title; Security Interest.

a. This Agreement is intended to be a true consignment of the Jewels. Therefore Consignor will retain title to the Jewels until sold to customers of JCPenney. The preceding sentence shall not be deemed to waive Consignor’s right to receive payments as set forth in this Agreement.

Reeves Park, Inc.

August 16, 2004

b. If, however, it is determined that the consignment created by this Agreement is one intended as security, or the consignment is a sale or return transaction, or other sale, this Agreement will constitute a security agreement pursuant to which Reeves Park grants Consignor a purchase money security interest in the Jewels. Reeves Park hereby authorizes Consignor to file UCC-1 financing statements with respect to its security interest in the Jewels. In any UCC filings made by Consignor with respect to the Jewels, Consignor agrees to describe the collateral as follows:

“All Charles & Colvard created moissanite Jewels that are now or may at any time hereafter be delivered on consignment or consigned by secured party to debtor. Future consignments and deliveries are covered.

Upon Reeves Park’s satisfaction of its obligations to Consignor under this Agreement, including the payment of all amounts due Consignor and the return of all unsold Jewels, Consignor will make all appropriate filings necessary to terminate the UCC-1 filings and any other UCC filings made by Consignor with respect to the Jewels. Consignor further agrees to provide Reeves Park with “as filed” copies of all UCC filings made by it regarding the Jewels.

Within 15 days after each shipment of fine jewelry by Reeves Park to JCPenney, Reeves Park shall present evidence to Consignor of an enforceable security agreement for merchandise sent to JCPenney, as well as providing proof of insurance by either JCPenney or Reeves Park. Copies of the UCC filings will be made available to Consignor on a timely basis. Reeves Park covenants and agrees that it shall retain a perfected first priority purchase money security interest in all merchandise delivered to JCPenney and shall cause UCC Financing Statements to be timely filed in all appropriate jurisdictions with respect to such merchandise as purchase money transactions in inventory under Section 9-103 and other applicable sections of the Uniform Commercial Code so as to maintain a first priority perfected security interest in all merchandise delivered to JCPenney. Reeves Park shall also execute and deliver prior to the delivery of any merchandise to JCPenney, a collateral assignment and security agreement in form and substance satisfactory to Consignor and its counsel granting to Consignor as security for performance of all of Reeves Park’s obligations to Consignor a first priority security interest in (i) the Fine Jewelry Consignment Agreement between Reeves Park and JCPenney and (ii) any and all security agreements executed by JCPenney to or for the benefit of Reeves Park in connection with the merchandise delivered to JCPenney together with all of Reeves Park rights in and to the collateral secured thereby, and proceeds thereof and all of its rights as secured party thereunder.

Reeves Park is responsible for tracking the specific locations of the Jewels and Consignor shall, upon reasonable notice, have the right to physically inspect the Jewels at all such locations.

3. Delivery. Delivery of the Jewels shall be on the terms set out in the Manufacturer’s Agreement between the parties (the “Manufacturer’s Agreement”). Freight charges shall be calculated and charged as set out in the Manufacturer’s Agreement.

4. Invoices; Payment Terms; Replenishment; Reconciliation.

a. For each shipment of Jewels, Consignor will send Reeves Park a memo invoice for such Jewels at Consignor’s prices as provided in the Manufacturer’s Agreement.

Reeves Park, Inc.

August 16, 2004

b. Consignor will be paid for the Jewels upon the sale of the fine jewelry. JCPenney will furnish Reeves Park with a biweekly sales report, which will report the fine jewelry (and thus Jewels) sold in the previous two JCPenney fiscal weeks. Reeves Park shall immediately upon receipt furnish such biweekly sales report to Consignor, accompanied by a list of Jewels incorporated in such fine jewelry. Reeves Park shall grant Consignor full access to the JCPenney vendor system to monitor and verify the sales activity at JCPenney. Consignor shall invoice Reeves Park for all such Jewels sold on net 30 day terms upon receipt of the biweekly sales report, and Consignor, at its discretion, shall have the right to invoice Reeves Park for all sales activity reported on the JCPenney vendor system prior to the end of each calendar quarter.

c. Subject to the terms of this Agreement, the availability of the Jewels, and unless directed otherwise by JCPenney, Consignor shall provide Reeves Park with full replenishment of all Jewels in the fine jewelry upon receipt of information from JCPenney or Reeves Park that such fine jewelry has been sold by JCPenney. Such Jewels shall be shipped subject to the terms of this Agreement.

d. Upon Consignor’s reasonable request, Reeves Park will furnish a report indicating the number, size and style of Jewels held by JCPenney on consignment from Reeves Park according to its accounting records. At least once per year, when JCPenney physically inventories the fine jewelry on consignment from Reeves Park and pays Reeves Park for any fine jewelry that is determined to have been lost, stolen, damaged or unaccounted for while in JCPenney’s possession, Reeves Park shall immediately provide Consignor with a listing of such fine jewelry and shall pay Consignor for all Jewels used in such fine jewelry. In the event, JCPenney elects to undertake such physical inventory on a rolling basis over a period of months, payment by Reeves Park to Consignor shall be adjusted to reflect the actual schedule of payments received by Reeves Park. For the avoidance of doubt, Reeves Park will not be obligated to pay for any Jewels that were omitted from packing, or defective or damaged at the time of delivery to Reeves Park; provided, in the case of defective or damaged items, the same are promptly returned to Consignor.

e. A final full reconciliation will be made within 60 days of the date that (i) all unsold Jewels are returned to Consignor, or (ii) all Jewels have been sold and no further consignments are contemplated.

5. Risk of Loss. Even though Consignor retains title to the Jewels, Reeves Park will bear the risk of loss with respect to the Jewels while in Reeves Park’s possession. For the avoidance of doubt, the preceding sentence does not apply to any Jewels that were omitted from packing, or defective or damaged at the time of delivery to Reeves Park.

6. Return of Jewels to Consignor. Reeves Park shall have the right to return some or all of the Jewels to Consignor upon prior notice to Consignor. If Reeves Park exercises this right, Reeves Park shall return the designated Jewels not later than 60 days from the date such notice is given by it. All Jewels shall be returned as loose jewels and not in fine jewelry.

Reeves Park, Inc.

August 16, 2004

Reeves Park shall bear any and all costs associated with its return of the Jewels to Consignor’s facility pursuant to this section. The risk of loss with respect to the Jewels returned to Consignor pursuant to this section shall be on Reeves Park until delivery to Consignor’s facility, at which time risk of loss shall pass to Consignor.

7. Events of Default. The following shall constitute an “Event of Default” under this Agreement: (a) Reeves Park’s failure to pay any and all payments required to be made by it under this Agreement; (b) either party breaches a representation, warranty, guaranty or other obligation of it under this Agreement; or (c) either party becomes insolvent or subject to any bankruptcy, insolvency, or receivership proceeding. Upon the occurrence of an Event of Default, the non-defaulting party shall notify the defaulting party, and the defaulting party shall have a period of 15 days from receipt of notice to cure the Event of Default. If the Event of Default is not cured within the 15-day period, the non-defaulting party may terminate Agreement immediately upon notice to the defaulting party.

8. Term; Termination. The term of this Agreement will commence on the Effective Date and continue until January 31, 2005. Termination shall not relieve Reeves Park of any liability to Consignor for payment for any Jewels not returned to Consignor. Upon termination, Reeves Park shall return all unsold Jewels to Consignor’s facility as loose Jewels, promptly following, but in no event later than 60 days from the effective date of, such termination. The provisions of section 6 of this Agreement will apply to such return.

9. Property Taxes. Reeves Park will pay any taxes, levies and/or assessments that may be owed or imposed by virtue of Reeves Park’s possession of the Jewels in its facilities, or its customers.

10. Consignor’s Standard Terms and Conditions. Except to the extent expressly modified by or inconsistent with this Agreement, or inconsistent with the consignment nature of the contemplated transactions, Consignor’s standard terms and conditions as set out in its Manufacturing Agreement with Reeves Park will apply to the consignment transactions and the Jewels.

11. Notice. Any notice given by either party pursuant to this Agreement shall be given in writing and be deemed to have been received by the other party upon the sending thereof by receipted courier, express mail, registered or certified mail, or facsimile transmission, addressed to such party at the address or facsimile number, designated by that party. A notice given by facsimile transmission shall not be effective until the original of such notice is also sent by receipted courier, express mail, or registered or certified mail.

12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW THEREOF. THE PARTIES HEREBY SUBMIT TO EXCLUSIVE JURISDICTION AND VENUE IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NORTH CAROLINA IN RALEIGH, NORTH CAROLINA.

Reeves Park, Inc.

August 16, 2004

13. General.

a. This Agreement may not be modified except in writing signed by both parties.

b. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns (with prior written consent), and any subsidiary or affiliated company effectively controlled by any of them.

c. Each party has caused this Agreement to be properly executed on its behalf as of the Effective Date first above written.

We have sent two originals of this Agreement. Please have both signed by an authorized officer where indicated below, and return one to us.

Sincerely,

CHARLES & COLVARD, LTD.

By:	/s/ Robert S. Thomas
Robert S. Thomas, President

ACCEPTED AND AGREED this 16th day

of August, 2004.

REEVES PARK, INC.

By:	/s/ Klaus Jung

Print Name:	Klaus Jung

Title:	President

Reeves Park, Inc.

August 16, 2004

EXHIBIT A

8/13/2004 11:14:03

SALES ORDER ACKNOWLEDGEMENT

Order No: 29842-0	Date Entered: 8/5/2004

Cust. PO No:	Date Sched Ship: 8/5/2004

Sold To: 3268	Ship To:

REEVES PARK INC.	XXXXXXXX
P.O. Box 455	XXXXXXXX
HOPKINS, MN55345-0455	XXXXXXXX
XXXXXXXXXXXXXXXX

Carrier: XXXXXXXXXXXXXXXXXXXXXX	Terms: XXXXXXXXXXXX

FOB: XXXXXXX	Tax: XXXXXXXXXXXXXXXXXXX

Location: XXXXXX

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